Exhibit 99.3

Loan Portfolio Presentation April 2026 Great Southern Bancorp. Inc (NASDAQ: GSBC) First Quarter Ended March 31, 2026

Consumer* $179,525 4% Single Family Real Estate $789,551 17% Multi - family Real Estate $1,369,294 30% Commercial Real Estate $1,583,124 35% Const & Land Dev $432,146 10% Commercial Business $180,182 4% Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $134,704 3 - 31 - 26 $4,533,822 *Includes Home Equity Loans of $128,030 12 - 31 - 25 $4,434,516 Great Southern Bancorp. Inc | 2

Kansas City $232,330 5% St. Louis $747,154 17% Springfield $384,159 8% Missouri - Other $237,936 5% Iowa/Nebraska/ South Dakota $388,026 9% Minnesota $304,665 7% Oklahoma $110,964 2% Denver $135,443 3% Georgia $140,479 3% Colorado - Other $107,321 2% $167,960 4% Dallas Chicago $206,677 5% Texas - Other $298,822 7% 3% Florida $193,313 4% Phoenix $127,006 Midwest Region $286,114 6% Southern Region $330,945 7% Other Region $134,508 3% Loan Portfolio by Region Gross Loans [in thousands] 3 - 31 - 26 $4,533,822 12 - 31 - 25 $4,434,516 Great Southern Bancorp. Inc | 3

Retail $292,420 18% Healthcare $232,934 15% Motels / Hotels $311,738 20% Office Buildings $169,657 11% Restaurants $93,218 6% Industrial $302,812 19% Storage $73,698 4% Other $106,647 7% Commercial Real Estate by Industry Gross Loans [in thousands] 3 - 31 - 26 $1,583,124 12 - 31 - 25 $1,556,148 Great Southern Bancorp. Inc | 4

Kansas City 6% St. Louis $278,916 18% Springfield $119,168 8% Missouri - Other $110,197 7% Iowa/Nebraska/South Dakota $101,715 6% Minnesota $70,653 4% Chicago $154,507 10% Texas $139,391 9% Midwest Region $158,238 10% Southern Region $245,464 15% Other Region $112,895 $91,980 7% Commercial Real Estate by Region Gross Loans [in thousands] 12 - 31 - 25 3 - 31 - 26 $1,583,124 $1,556,148 Great Southern Bancorp. Inc | 5

St. Louis $107,733 28% Missouri - Other $44,472 12% Springfield $17,298 4% Oklahoma 0% Minnesota $15,731 4% $370 Chicago $36,863 10% Denver $11,094 3% Midwest Region $69,447 18% Southern Region $48,119 12% Kansas City $9,154 5% St. Louis $50,596 30% Springfield $20,213 12% Oklahoma $17,412 10% Minnesota $11,929 7% Chicago $28,919 17% Denver $15,177 9% Southern Region $5,544 3% Midwest Region $8,140 5% Other Region $2,573 2% (as of 3/31/26) Commercial Real Estate Office and Retail Gross Loans [in thousands] Average credit size is $1,402,125 3 - 31 - 26 $169,657 Average credit size is $1,620,330 $385,639 3 - 31 - 26 Kansas City Other Region $16,826 $17,686 4% 5% Great Southern Bancorp. Inc | 6

Office $169,657 Retail + Restaurant $385,639 Traditional Medical $148,621 $21,036 Outstanding Balance 102 18 # of Loans $1,457 $1,107 Avg. Loan Size 45% 68% Weighted Avg. LTV 100% of Office Portfolio – Pass Rated Restaurants Neighborhood & Shopping Center Mixed - Use Single Tenant Strip Center $93,219 $52,252 $21,840 $56,990 $161,338 Outstanding Balance 80 10 13 71 61 # of Loans $1,137 $5,225 $1,680 $803 $2,602 Avg. Loan Size 59% 52% 61% 51% 59% Weighted Avg. LTV 100% of Retail Portfolio – Pass Rated $18,426 Owner Occupied 47 # of Loans $392 Avg. Loan Size 47% Weighted Avg. LTV $130,195 Office: Non - owner Occ. $90,972 >100,000 $13,006 20,000 - 100,000 $26,397 <20,000 55 # of Loans $2,367 Avg. Loan Size 44% Weighted Avg. LTV Commercial Real Estate Office and Retail (as of 3/31/26) Gross Loans [in thousands] Great Southern Bancorp. Inc | 7

Single Family $38,981 9% Apartments $243,827 56% Residential Land Dev $23,008 5% Commercial Land Dev $43,555 10% Retail $29,504 7% Industrial $33,395 8% Storage $4,055 1% Other $15,821 4% Construction & Land Development by Industry Gross Loans [in thousands] 3 - 31 - 26 $432,146 12 - 31 - 25 Great Southern Bancorp. Inc | 8 $349,161

St. Louis $44,792 10% Missouri - Other $26,095 6% Denver $20,832 5% Colorado - Other $50,824 12% Georgia $25,874 6% Dallas $21,133 5% Texas - Other $35,119 8% Phoenix $8,015 2% Midwest Region $86,895 20% Southern Region $77,754 18% Other Region $34,813 8% Construction & Land Development by Region Gross Loans [in thousands] 3 - 31 - 26 $432,146 12 - 31 - 25 $349,161 Great Southern Bancorp. Inc | 9

5% St. Louis $72,294 Missouri - Other $97,652 7% Iowa/Nebraska/ South Dakota $178,149 13% Minnesota $151,654 11% Oklahoma $47,243 3% Denver $77,826 6% Colorado - Other $36,186 3% Georgia $45,566 3% Dallas $99,132 7% Texas - Other $188,326 14% Midwest Region $81,442 6% Southern Region $227,798 17% Other Region $66,026 5% Multi Family Real Estate by Region Gross Loans [in thousands] 3 - 31 - 26 $1,369,294 12 - 31 - 25 $1,387,410 Average credit size is $6,224,066 Average credit size is $6,041,746 Great Southern Bancorp. Inc | 10

25% or less $11,985 1% 26% - 50% $329,908 24% 51% - 75% $919,868 67% 76% - 85% $73,964 5% 86% and higher $33,569 3% Multi Family Real Estate by LTV Gross Loans [in thousands] 3 - 31 - 26 $1,369,294 12 - 31 - 25 $1,387,410 Great Southern Bancorp. Inc | 11

Consumer* $26 1% Multifamily Real Estate $2,725 79% Single Family Real Estate $703 20% Non - Performing by Type Gross Loans [in thousands] 3 - 31 - 26 $3,454 12 - 31 - 25 $2,094 *Includes Home Equity Loans of $17 *Includes Home Equity Loans of $18 Great Southern Bancorp. Inc | 12

Missouri $303 9% Iowa/Nebraska/ South Dakota $3,112 90% Southern Region $3 0% Other Region $5 0% Midwest Region $31 1% Non - Performing by Region Gross Loans [in thousands] 3 - 31 - 26 $3,454 12 - 31 - 25 $2,094 Great Southern Bancorp. Inc | 13

Southern Region • Illinois • Indiana • Iowa • Kansas • Michigan • Minnesota • Missouri • Nebraska • North Dakota • Ohio • South Dakota • Wisconsin • Alabama • Arkansas • Delaware • Florida • Georgia • Kentucky • Louisiana • Maryland • Mississippi • North Carolina • Oklahoma • South Carolina • Tennessee • Texas • Virginia • Washington DC • West Virginia States by Region Midwest Region Great Southern Bancorp. Inc | 14

Contact Us Great Southern Bancorp. Inc (NASDAQ: GSBC) Kincade Ayers (616) 233 - 0500 - GSBC@lambert.com Investor Relations